SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:    March 17, 2003

AMERIGROUP CORPORATION

Delaware	001-31574	54-1739323
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

4425 Corporation Lane

Virginia Beach, VA 23462

(757) 490-6900

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

On January 9, 2003, AMERIGROUP Corporation filed a Current Report on Form 8-K in connection with the completion of its acquisition of PHP Holdings, Inc. and its wholly-owned subsidiary Physicians Healthcare Plans, Inc., effective January 1, 2003.

Pursuant to Item 7 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to AMERIGROUP’s acquisition of PHP Holdings, Inc. and its wholly-owned subsidiary, Physicians Healthcare Plans, Inc. Such information should be read in conjunction with AMERIGROUP’s Current Report on Form 8-K, dated January 9, 2003, relating to the acquisition.

(a)  Financial Statements of Business Acquired.

The financial statements of the acquired business, PHP Holdings, Inc and its wholly-owned subsidiary Physicians Healthcare Plans, Inc., are incorporated herein by reference to the information included on pages 72-86 of AMERIGROUP’s Annual Report on Form 10-K, dated March 14, 2003, and attached hereto as exhibit 20.1.

(b)  Pro Forma Financial Information.

The pro forma financial information required by this item is incorporated by reference to the information included on pages 68-71 of AMERIGROUP’s Annual Report on Form 10-K, dated March 14, 2003 and attached hereto as exhibit 20.2.

(c)  Exhibits

The following material is filed as an exhibit to this Amendment to Current Report on Form 8-K/A.

Exhibit Number	Description

10.29*

Merger Agreement by and among PHP Holdings, Inc., AMERIGROUP Florida, Inc., AMERIGROUP Corporation and the Shareholders (as defined therein), dated August 21, 2002, together with the first amendment dated December 30, 2002.

20.1	Audited Financial Statements of PHP Holdings, Inc. and Subsidiary.

20.2	Unaudited Pro Forma Financial Information of AMERIGROUP Corporation, including PHP Holdings, Inc. and Subsidiary.

99.1*	Press Release, dated January 2, 2003.

*	Previously filed as an exhibit to the Current Report on Form 8-K, filed on January 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

Date:    March 17, 2003

By:    /s/  Scott M. Tabakin

Name:    Scott M. Tabakin

Title:      Senior Vice President and

                      Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.29*

Merger Agreement by and among PHP Holdings, Inc., AMERIGROUP Florida, Inc., AMERIGROUP Corporation and the Shareholders (as defined therein), dated August 21, 2002, together with the first amendment dated December 30, 2002.

20.1	Audited Financial Statements of PHP Holdings, Inc. and Subsidiary.

20.2	Unaudited Pro Forma Financial Information of AMERIGROUP Corporation, including PHP Holdings, Inc. and Subsidiary.

99.1*	Press Release, dated January 2, 2003.

*	Previously filed as an exhibit to the Current Report on Form 8-K, filed on January 9, 2003.